LANDMARK LAND COMPANY, INC.
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 2, 2010

LANDMARK LAND COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0001-08755	77-0024129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2817 Crain Highway, Upper Marlboro, Maryland 20774
(Address of principal executive offices)

(301) 574-3330
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement

On April 2, 2010, the Board of Directors of Landmark Land Company, Inc. (the “Company”) approved an agreement with Claudia Holliman, a former director of the Company and the owner of 20,000 shares of Non-Voting Preferred Stock, Series C, (preferred stock) in the Company, whereby Ms. Holliman would exchange such shares, together with US$1,000,000, for 1 ordinary share, par value US$1.00, of LML Caribbean, Ltd. (“LML Caribbean”), together with a receivable from LML Caribbean to the Company with a current balance of US$401,745.  The 1 share of LML Caribbean represents 10% of the Company’s interest in LML Caribbean, an entity which owns 33-1/3% of the Apes Hill golf/residential project in Barbados.  The preferred stock of the Company which is being exchanged in this transaction represents the entirety of the outstanding preferred stock in the Company and will be retired.  The additional US$1,000,000 payment will be used by the Company to fund payables and on-going operations.

Item 8.01 – Other Events

On March 30, 2010, the Company filed a Form 12b-25 requesting an automatic extension for filing its Annual Report on Form 10K for the fiscal year ended December 31, 2009.  The Company further stated in the referenced filing that the Company does not expect to file its annual report on Form 10K for the fiscal year ended December 31, 2009 (“Form 10K”) on a timely basis.  The Company’s inability to file at this time is due to cash flow difficulties that have prevented performance of necessary audit work for the year ended December 31, 2009.  Although the Company is currently seeking to resolve its cash flow issues, the Company does not anticipate receiving sufficient cash flow to allow for the completion of an audit in time to file by April 15, 2010.

The Company anticipates, based on the information currently available to it, that results of operations for the year ended December 31, 2009 will be significantly worse than those for the last fiscal year due to prevailing economic conditions during the 2009 calendar year and the lack of real estate sales at its development projects.  The Company reported a net loss of $4,400,000 for the nine months ended September 30, 2009 in its Form 10Q filed on November 13, 2009 and anticipates reporting an additional loss for the 3 months ended December 31, 2009.

Item 9.01 - Financial Statements and Exhibits

(d)                 Exhibits

10 – Stockholder Agreement between Landmark Land Company, Inc. and Claudia Holliman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

LANDMARK LAND COMPANY, INC.

Dated: April 7, 2010	By:	/s/ JOE V. OLREE
Joe V. Olree
Senior Vice President

INDEX TO EXHIBITS

Exhibit Number	Description

10	Stockholder Agreement between Landmark Land Company, Inc. and Claudia Holliman